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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

The Doe Run Resources Corporation
(Exact name of registrant as specified in its charter)

New York	13-1255630
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1801 Park 270 Drive, Suite 300 St. Louis, Missouri	63146
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (314) 453-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in the Registrant's Certifying Accountant

        On July 30, 2004 The Doe Run Resources Corporation ("Doe Run" or the "Company") filed a Form 8-K, as amended on August 18, 2004, incorporating the following information:

        1)    On July 27, 2004, The Doe Run Resources Corporation ("Doe Run" or the "Company") decided to replace KPMG LLP ("KPMG") as the Company's independent auditors effective with KPMG's completion of its review of the Company's financial statements as of and for the three months ended January 31, 2004.

          (i)    The reports of KPMG on the Company's financial statements for the past two years did not contain any disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The reports by KPMG on Doe Run's financial statements contained in its Form 10-K filed with the Securities and Exchange Commission for its fiscal years ended October 31, 2002 and October 31, 2003 expressed doubt as to Doe Run's ability to continue as a going concern.

          (ii)   The decision to dismiss KPMG was unanimously approved by Doe Run's Board of Directors.

          (iii)  In connection with the audits of the Company's financial statements for the years ended October 31, 2002 and October 31, 2003, and the interim period subsequent thereto, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its report on the Company's financial statements for such years.

          (iv)  The Company provided KPMG with a copy of the Form 8-K prior to its filing with the Securities and Exchange Commission. On August 10, 2004, the Company received a copy of a letter from KPMG addressed to the Securities and Exchange Commission (the "Commission"), dated August 6, 2004 which was included as exhibit 16.1 of the Form 8-K/A filed with the Commission on August 18, 2004, which responds to certain statements made by the Company on its Form 8-K filed with the Commission on July 30, 2004.

          (v)   The Company received a copy of a letter from KPMG addressed to the Commission dated August 23, 2004, which is attached hereto as Exhibit 16.1, and supersedes their letter dated August 6, 2004, which was included as Exhibit 16.1 of the Form 8-K/A filed August 18, 2004.

        2)    Doe Run's Board has authorized the retention of Crowe Chizek and Company LLC to be Doe Run's new independent auditors.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter dated August 23, 2004 from KPMG responding to the information in Item 4 of this report.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DOE RUN RESOURCES CORPORATION
By:	/s/ DAVID CHAPUT
Name:	David Chaput
Title:	Chief Financial Officer

Date: November 4, 2004

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  Item 4.01 Changes in the Registrant's Certifying Accountant
  Item 9.01 Financial Statements and Exhibits
SIGNATURE